SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

Date of Report (date of earliest event reported): July 25, 2014

PSB HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

WISCONSIN	0-26480	39-1804877
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification
incorporation)		Number)

 1905 STEWART AVENUE
WAUSAU, WI 54401
 (Address of principal executive offices, including Zip Code)

(715) 842-2191
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 2 – Financial Information

Item 2.02.	Results of Operations and Financial Condition

On July 25, 2014, PSB Holdings, Inc. issued a news release announcing quarterly net income of $1,403,000, or $.85 per diluted share, for the quarter ended June 30, 2014, as compared to net income of $1,561,000, or $.95 per diluted share, for the quarter ended June 30, 2013. Earnings during the six months ended June 30, 2014, were $1.72 per share on net income of $2,853,000, compared to $1.92 per share on net income of $3,170,000 during 2013. A copy of the news release is furnished as Exhibit 99.1 to this report.*

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1*	News release dated July 25, 2014

*	This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to have been filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 or Securities Exchange Act of 1934 unless expressly so provided by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSB HOLDINGS, INC.

Date: July 25, 2014	By:	SCOTT M. CATTANACH
Scott M. Cattanach
Treasurer

EXHIBIT INDEX

to

FORM 8-K

of

PSB HOLDINGS, INC.

dated July 25, 2014

Pursuant to Section 102(d) of Regulation S-T

(17 C.F.R. Section 232.102(d))

99.1*	News release dated July 25, 2014

*	This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to have been filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 or Securities Exchange Act of 1934 unless expressly so provided by specific reference in such filing.